UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): February 21, 2008

                       Certified Technologies Corporation
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

               000-52786                                  41-1484782
----------------------------------------       ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

         5353 Manhattan Circle
               Suite 101
              Boulder, CO                                    80303
----------------------------------------                    ------
(Address of principal executive offices)                  (Zip Code)

                                  303-499-6000
                      -------------------------------------
                           (Issuer's Telephone Number)

                                 Not applicable.
                      -------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 21, 2008, the reverse split and reincorporation of Certified Technologies Corporation took effect. As a result of the reverse stock split of registrant's common stock, registrant's outstanding shares of common stock were reduced from 12,035,837 shares to approximately 2,005,973 shares.

The Agreement and Plan of Merger set forth the following: 1) a change in domicile from the State of Minnesota to the State of Nevada; 2) the adoption of the Articles of Incorporation of Certified Technologies Nevada under the laws of the state of Nevada (as provided in the Form 8-K dated November 12, 2007 filed with the Commission); 3) the issued and outstanding shares of common stock of Certified Technologies Minnesota automatically convert into the right to receive shares of Certified Technologies Nevada Common Stock at a ratio of six (6) shares of common stock of Certified Technologies Minnesota for one (1) share of Certified Technologies Nevada Common Stock; 4) the adoption of the bylaws of Certified Technologies Nevada under the laws of the state of Nevada (as provided in the Form 8-K dated November 12, 2007); and 5) the persons presently serving as executive officers and directors of Certified Technologies Minnesota shall serve in their same respective positions with Certified Technologies Nevada.

The Nasdaq Stock Market has not granted a new trading symbol for Certified Technologies Corporation on the Over the Counter Bulletin Board, nor has the effective date of the reverse stock split for trading purposes been established.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CERTIFIED TECHNOLOGIES CORPORATION

                                    By:  /s/ Michael Friess
                                        --------------------------------
                                    Name: Michael Friess
                                    Title: Chief Executive Officer and President

Dated: February 27, 2008



                                     - 2 -